UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

RELMADA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39082	45-5401931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

880 Third Avenue, 12th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 547-9591

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, $0.001 par value per share	RLMD	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in Item 5.07 below, on May 20, 2021, the stockholders of Relmada Therapeutics, Inc. (the “Company”) approved the Company’s 2021 Equity Incentive Plan (the “2021 Plan”), pursuant to which 1,500,000 shares of the Company’s common stock will be made available for issuance under the 2021 Plan. The 2021 Plan is described in more detail in the Company's 2021 Proxy Statement, which was filed with the Securities and Exchange Commission on March 31, 2021. A copy of the 2021 Plan is attached hereto as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 20, 2021, the Company held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 16,747,289 shares of the Company’s common stock outstanding and eligible to vote at the Annual Meeting, 13,027,073 shares, or approximately 77.8% of the eligible common stock, were present either in person or by proxy. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and the two director nominees were elected. The final results of the matters voted on at the Annual Meeting are provided below.

Proposal 1: Election of Directors.

Stockholders elected each of the following nominees as director to hold office until the 2024 Annual Meeting (i.e. as a Class III Director) and until his or her successor is elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
John Glasspool (Class III, 36 month term)	9,072,604	2,147,011	1,807,458
Paul Kelly (Class III, 36 month term)	10,472,018	747,597	1,807,458

The continuing Class I Director is Eric Schmidt. The continuing Class II Directors are Charles J. Casamento and Sergio Traversa.

Proposal 2: Ratification of Appointment of Independent Auditors.

Stockholders approved the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020.

For	Against	Abstentions	Broker Non-Votes
12,907,317	66,757	52,999	0

Proposal 3: Approval of the 2021 Equity Incentive Plan.

As noted above, stockholders approved the Company’s 2021 Equity Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
8,862,717	2,225,994	130,904	1,807,458

Proposal 4: Advisory Vote on Executive Compensation.

Stockholders approved a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
10,410,272	735,198	75,145	1,807,458

Proposal 5: Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation.

Stockholders voted as follows on the frequency of the advisory vote on executive compensation

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
3,916,085	216,355	7,028,946	58,229	1,807,458

Taking into consideration the votes of the stockholders, the Company has determined that an advisory vote on executive compensation will be held every three years until the next required advisory vote on the frequency of the advisory vote on executive compensation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Relmada Therapeutics, Inc. 2021 Equity Incentive Plan,.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2021	RELMADA THERAPEUTICS, INC.

	By:	/s/ Sergio Traversa
	Name:	Sergio Traversa
	Title:	Chief Executive Officer

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